EX-10.45

               FIRST AMENDMENT TO SECURITY AGREEMENT (SECOND LIEN)

        THIS FIRST AMENDMENT TO SECURITY AGREEMENT (SECOND LIEN) dated as of May __, 2007 (the "AMENDMENT"), is entered into by and between Summit Global Logistics, Inc., a Delaware corporation, formerly known as Aerobic Creations, Inc. ("PARENT"), Maritime Logistics US Holdings Inc., a Delaware corporation
("MLI"), Summit Logistics International Inc, a New Jersey corporation ("SUMMIT"), SeaMaster Logistics Inc., a Delaware corporation ("SEAMASTER"), AmeRussia Shipping Company Inc., a Delaware corporation ("AMERUSSIA SHIPPING"), FMI International LLC, a Delaware limited liability company ("FMI INTERNATIONAL"), Fashion Marketing, Inc., a New Jersey corporation ("FM"), FMI International Corp. (West), a New Jersey corporation ("FMIW"), FMI International Corp., a New Jersey corporation ("FMII"), Freight Management LLC, a Delaware limited liability company ("FMLLC"), FMI Trucking, Inc., a New Jersey corporation ("TRUCKING"), FMI Express Corp., a New Jersey corporation ("EXPRESS"), Clare Freight, Los Angeles, Inc., a California corporation ("CLARE"), TUG New York, Inc., a New York corporation ("TUG NY"), TUG USA, Inc., a New Jersey corporation, formerly known as Dolphin US Logistics Inc ("TUG USA"), AMR Investments Inc, a New Jersey corporation ("AMRI"), FMI Holdco I, LLC, a Delaware limited liability company ("FMI HOLDCO"; together with MLI, Summit, SeaMaster, AmeRussia Shipping, FM, FMI International, FMIW, FMII, FMLLC, Trucking, Express, Clare, TUG NY, TUG USA, AMRI and FMI Holdco, each individually, a "GUARANTOR" and collectively, "GUARANTORS" and, together with Parent, each a "GRANTOR" and collectively, the "GRANTORS"), and Law Debenture Trust Company of New York, a limited purpose trust company chartered by the New York State Banking Department, in its capacity as collateral agent for and on behalf of the Buyers (as defined below) (in such capacity, the "COLLATERAL AGENT"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Security Agreement (hereinafter defined).

        WHEREAS, Grantors and Collateral Agent entered into that certain Security Agreement (Second Lien) dated as of November 8, 2006 (as amended to date, and as may be further amended, restated, modified and/or supplemented from time to time, the "SECURITY AGREEMENT");

        WHEREAS, Grantors have requested that Buyers and Collateral Agent amend the Security Agreement in certain respects as provided for herein;

        WHEREAS, the consent of the holders (each individually, a "HOLDER" and collectively, the "HOLDERS") of at least a majority of the aggregate principal amount of the Notes now outstanding (the "REQUIRED HOLDERS") is required to amend the Security Agreement as provided for herein;

        WHEREAS, the consent and agreement of the Required Holders to amend the Security Agreement as provided for herein is evidenced by the signatures of the Holders appearing on the signature pages to the Second Amendment (hereinafter defined).

        NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

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


        SECTION 1.    AMENDMENTS.  The parties hereto agree as follows:

        (a) AEROBIC CREATIONS, INC. All references to "Aerobic Creations, Inc." set forth in the Security Agreement shall mean "Summit Global Logistics, Inc."

        (b) NOTEHOLDERS. Each reference to "NOTEHOLDERS" set forth in the Security Agreement shall mean the holders, from time to time, of the Notes.

        (c) BUYERS. Each reference to "BUYERS" set forth in the Security Agreement shall mean (i) in respect of the period from November 8, 2006 through the day immediately preceding the date hereof, the "Buyers" referenced on the Schedule of Buyers attached to the Securities Purchase Agreement prior to the date hereof and (ii) in respect of the period from and after the date hereof, the "Buyers" referenced on the Schedule of Buyers attached to the Securities Purchase Agreement, after giving effect to (A) the Second Amendment to Securities Purchase Agreement (Notes and Warrants) and First Amendment to Joinder Agreement dated as of even date hereof ("SECOND AMENDMENT") and (B) any other subsequent amendments to the Schedule of Buyers, as applicable.

        (d) NOTES. Each reference to "NOTES" set forth in the Security Agreement shall mean (i) in respect of the period from November 8, 2006 through the day immediately preceding the date hereof, the "Notes", as defined in the Security Agreement prior to giving effect to this Amendment and (ii) in respect of the period from and after the date hereof, the "Notes", as defined in the Security Agreement prior to giving effect to this Amendment, as such Notes are amended and restated in accordance with the Second Amendment plus the New Notes (as defined in the Second Amendment), as the foregoing may be amended, restated, supplemented and/or modified from time to time.

        (e)     REPORTING REQUIREMENTS.

                (i) Section 5(l) of the Security Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

        "INSPECTION AND REPORTING. Each Grantor shall permit the Agent and representative of Agent and any Noteholder at any time and from time to time during normal business hours upon prior notice to such Grantor so long as no Default or Event of Default shall exist or have occurred and be continuing and at any time without notice at any time a Default or an Event of Default shall exist or have occurred and be continuing, no more than two (2) times in any twelve (12) month period so long as no Default or Event of Default shall exist or have occurred and be continuing, but otherwise as the Agent may request, at the reasonable expense of such Grantor, i) to examine and make copies of and abstracts from such Grantor's records and books of account, ii) to visit and inspect its properties, iii) to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, iv) to conduct audits, physical counts, valuations, appraisals, Phase I and Phase II Environmental Site Assessments or examinations at the locations of such Grantor and v) to discuss such Grantor's affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives provided, that if such information is reasonably determined by the Company to be competitively sensitive and to be material, non-public information, then the Company need not disclose such information unless such Noteholder(s) first enter(s) into a reasonable confidentiality agreement relating to such information. In furtherance of the foregoing, each Grantor hereby authorizes its independent accountants to discuss the affairs, finances and accounts of such Grantor (independently or together with representatives of Grantor) with Agent and representative of any Noteholder in accordance with this Section 5(l)."

        SECTION 2.    AMENDMENTS TO SCHEDULES.

        (a) Schedule III to the Security Agreement is hereby amended by adding the following:

------------------------------- -------------------------------- -------------------------------- ----------------------------------
           GRANTOR                 CHIEF PLACE OF BUSINESS AND           BOOKS AND RECORDS            EQUIPMENT, FIXTURES, GOODS,
                                     CHIEF EXECUTIVE OFFICE        (ACCOUNTS AND CHATTEL PAPER)             AND INVENTORY
------------------------------- -------------------------------- -------------------------------- ----------------------------------
        TUG USA, Inc.                  780 Nogales Street,              780 Nogales Street,               780 Nogales Street,
                                       Industry, CA 91748               Industry, CA 91748                Industry, CA 91748
------------------------------- -------------------------------- -------------------------------- ----------------------------------
                                     One Meadowlands Plaza,           One Meadowlands Plaza,            One Meadowlands Plaza,
 Summit Global Logistics, Inc.            11th Floor,                       11th Floor,                      11th Floor,
                                   East Rutherford, NJ 07073         East Rutherford, NJ 07073        East Rutherford, NJ 07073
------------------------------- -------------------------------- -------------------------------- ----------------------------------


        SECTION 3.    MISCELLANEOUS.

        (a) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of the Security Agreement or any right, power or remedy thereunder, nor constitute a waiver of any provision of the Security Agreement or any other document, instrument and/or agreement executed or delivered in connection therewith.

        (b) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein and in the Security Agreement in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

        (c) This Amendment and the Security Agreement may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Security Agreement and/or the Notes. This Amendment shall be considered part of the Security Agreement.

        (d) This Amendment and the Security Agreement constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof, shall not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto and supersede all other prior agreements and understandings, if any, relating to the subject matter hereof. There are no unwritten oral agreements between the parties with respect to the subject matter hereof or thereof.

        (e) The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the choice of law provisions set forth in the Security Agreement.

        (f) The Grantors hereby irrevocably and unconditionally acknowledge, affirm and covenant to each of the Collateral Agent and the Buyers that:

                (i) There are no understandings or agreements relating to the Obligations other than the Transaction Documents.

                (ii) Neither the Buyers, nor the Collateral Agent are in default under any of the Transaction Documents or otherwise have breached any obligations to Grantors.

                (iii) There are no offsets, counterclaims or defenses to the Obligations or to the rights, remedies or powers of the Collateral Agent or any Buyer in respect of any of the Obligations or any of the Transaction Documents, and the Grantors agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by the Collateral Agent or any of the Buyers with respect thereto.

                (iv) Each Grantor consents to this Amendment and the transactions contemplated hereby and confirms and reaffirms the Transaction Documents (as amended hereby), the guarantees, security interests and other agreements related thereto and the Obligations thereunder.

                (v) As of May __, 2007, the aggregate outstanding principal amount of the Notes is equal to $84,400,833.33, the accrued and unpaid interest on the Notes is equal to $899,337.40, and the amount of accrued and unpaid Late Charges is equal to $0.

                      REMAINDER OF PAGE INTENTIONALLY BLANK

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


                                   SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITY AGREEMENT (SECOND LIEN)

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


GRANTORS:
                                     SUMMIT GLOBAL LOGISTICS, INC.
                                     (formerly known as Aerobic Creations, Inc.)
                                     By:________________________________________
                                        Name:
                                        Title:


                                     MARITIME LOGISTICS US HOLDINGS INC.
                                     By:________________________________________
                                        Name:
                                        Title:


                                     SUMMIT LOGISTICS INTERNATIONAL INC
                                     By:________________________________________
                                        Name:
                                        Title:


                                     SEAMASTER LOGISTICS INC.
                                     By:________________________________________
                                        Name:
                                        Title:

                                   SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITY AGREEMENT (SECOND LIEN)

                                     AMERUSSIA SHIPPING COMPANY INC.
                                     By:________________________________________
                                        Name:
                                        Title:


                                     FMI INTERNATIONAL LLC
                                     By:________________________________________
                                        Name:
                                        Title:


                                     FASHION MARKETING, INC.
                                     By:________________________________________
                                        Name:
                                        Title:


                                     FMI INTERNATIONAL CORP. (WEST)
                                     By:________________________________________
                                        Name:
                                        Title:


                                     FMI INTERNATIONAL CORP.
                                     By:________________________________________
                                        Name:
                                        Title:

                                   SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITY AGREEMENT (SECOND LIEN)

                                     FREIGHT MANAGEMENT LLC
                                     By:________________________________________
                                        Name:
                                        Title:


                                     FMI TRUCKING, INC.
                                     By:________________________________________
                                         Name:
                                         Title:


                                     FMI EXPRESS CORP.
                                     By:________________________________________
                                        Name:
                                        Title:


                                     CLARE FREIGHT, LOS ANGELES, INC.
                                     By:________________________________________
                                        Name:
                                        Title:


                                     TUG NEW YORK, INC.

                                     By:________________________________________
                                        Name:
                                        Title:

                                   SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITY AGREEMENT (SECOND LIEN)

                                    TUG USA, INC.
                                    (formerly known as Dolphin US Logistics Inc)
                                    By:_________________________________________
                                        Name:
                                        Title:


                                    AMR INVESTMENTS INC
                                    By:_________________________________________
                                        Name:
                                        Title:


                                    FMI HOLDCO I, LLC
                                    By:_________________________________________
                                        Name:
                                        Title:




COLLATERAL AGENT:
                                    LAW DEBENTURE TRUST COMPANY OF NEW YORK,
                                    as Collateral Agent for the Noteholders.
                                    By:  _______________________________________
                                         Name:
                                         Title:  _______________________________